SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 14, 2008
Date of Report (Date of earliest event reported)

ASIAN DRAGON GROUP INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-52268
(Commission File Number)

98-0418754
(IRS Employer Identification Number)

1100 – 475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3
(Address of principal executive offices)

(604) 801-5995
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(a) - Resignation of a Director

On March 14, 2008, Mr. Daniel Hachey resigned as a director of Asian Dragon Group, Inc. (the “Company”) for personal reasons and there was no disagreement with the Company relating to its operations, policies or practices.

A copy of this report was provided to Mr. Hachey by the Company prior to filing and Mr. Hachey provided the Company with follow-up letter which stated he agreed with the information recorded in this Report. Copies of both of Mr. Hachey’s letters appear as Exhibits to this Report.

Item 9.01 - Financial Statement and Exhibits

(d) Exhibits.

The following Exhibits are attached to this Form 8-K:

17.1     Letter from Mr. Daniel Hachey – March 14, 2008

17.2     Letter from Mr. Daniel Hachey – March 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ John Karlsson
John Karlsson
President & CEO, Board Chair
Dated:  March 18, 2008